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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                 July 11, 1996
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                      (Date of earliest event reported)


                           Washington Federal, Inc.
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            (Exact name of registrant as specified in its charter)


Washington                             0-25454                        91-1661606
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(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)


425 Pike Street, Seattle, Washington                                       98101
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(Address of principal executive offices)                              (Zip Code)


                                 (206) 624-7930
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             (Registrant's telephone number, including area code)


                                 Not Applicable
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                 (Former name, former adddress and formal fiscal year,
                          if changed since last report)



                        Exhibit Index appears on page 5.

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ITEM 5.    OTHER EVENTS

      On July 11, 1996, Washington Federal, Inc. ("Washington Federal"), a Washington corporation, and Metropolitan Bancorp ("Metropolitan"), a Washington corporation, entered into an Agreement and Plan of Merger (the "Agreement") which sets forth the terms and conditions under which Metropolitan will merge with and into Washington Federal (the "Merger").

      The Agreement provides that upon consummation of the Merger, each outstanding share of Common Stock of Metropolitan (other than (i) shares with respect to which dissenters' rights have been perfected under Washington law and
(ii) any shares held by Washington Federal or any of its subsidiaries other than in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger, and without any action on the part of the holder thereof, be converted into the right to receive the number of shares of Washington Federal Common Stock which is equal to (the "Exchange Ratio") (i) if the average share price of Washington Federal Common Stock (as determined pursuant to the terms of the Agreement) is equal to or greater than $18.00 but equal to or less than $24.50 per share, the quotient determined by dividing (a) $18.00 by (b) such average share price of Washington Federal Common Stock, (ii) if the average share price of Washington Federal Common Stock is less than $18.00 per share, one share or (iii) if the average share price of Washington Federal Common Stock is greater than $24.50, .735 shares. If the average share price of Washington Federal Common Stock is less than $17.00 per share, Metropolitan may terminate the Agreement, provided that in the event Metropolitan elects to exercise this termination right and upon notice, Washington Federal shall have the right to adjust the Exchange Ratio to an amount equal to a number obtained by dividing (a) $17.00 by (b) such average share price of Washington Federal Common Stock.

      In connection with the execution of the Agreement, Washington Federal Savings and Loan Association ("Washington Savings"), a federally-chartered savings association and wholly-owned subsidiary of Washington Federal, and Metropolitan Federal Savings and Loan Association of Seattle ("Metropolitan Savings"), a federally-chartered savings association and wholly-owned subsidiary of Metropolitan, entered into an Agreement and Plan of Merger, dated as of July 11, 1996 (the "Bank Merger Agreement"). The Bank Merger Agreement sets forth the terms and conditions, including consummation of the Merger, under which Metropolitan Savings will merge with and into Washington Savings immediately following the consummation of the Merger.

      Concurrently with the execution and delivery of the Agreement, Metropolitan entered into a Stock Option Agreement with Washington Federal (the "Stock Option Agreement") whereby Metropolitan granted to Washington Federal an option to purchase up to 657,000 shares of Metropolitan Common Stock, which currently represents approximately 17.7% of the outstanding shares of Metropolitan Common Stock, at a price of $13.50 per share, which is exercisable only upon the occurrence of certain events. The Stock Option Agreement


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provides Washington Federal (i) with the right, in certain circumstances, to require Metropolitan to repurchase the option and any shares acquired by exercise of the option and (ii) with the right to require Metropolitan to register the Metropolitan Common Stock acquired by or issuable upon exercise of the option under the Securities Act of 1933, as amended.

      Concurrently with the execution and delivery of the Agreement, Washington Federal entered into a Stockholder Agreement with certain stockholders of Metropolitan, pursuant to which, among other things, such stockholders agreed to vote their shares of Metropolitan Common Stock (which amount to 18.5% of the shares of such Common Stock outstanding) in favor of the Merger.

      Consummation of the Merger is subject to the approval of the shareholders of Metropolitan and the receipt of all required regulatory approvals, as well as other customary conditions.

      The Agreement, the Stock Option Agreement, the Stockholder Agreement and the press release issued by Washington Federal and Metropolitan on July 11, 1996 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summaries of the Agreement, the Stock Option Agreement and the Stockholder Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      The following exhibits are filed with this report:


 Exhibit Number                         Description
 --------------                         -----------

      2(a) Agreement and Plan of Merger, dated as of July 11, 1996, between Washington Federal and Metropolitan

      2(b) Agreement and Plan of Merger, dated as of July 11, 1996, between Washington Savings and Metropolitan Savings

     10(a) Stock Option Agreement, dated as of July 11, 1996, between Washington Federal (as grantee) and Metropolitan (as issuer)

     10(b) Stockholder Agreement, dated as of July 11, 1996, among Washington Federal and certain stockholders of Metropolitan

     20 Press Release issued on July 11, 1996 with respect to the Agreement


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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WASHINGTON FEDERAL, INC.



Date:  July 15, 1996          By:  /s/ Ronald L. Saper
                                   ---------------------------------------------
                                   Ronald L. Saper
                                   Executive Vice President and
                                    Chief Financial Officer


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                                 EXHIBIT INDEX


 Exhibit Number                         Description
 --------------                         -----------


      2(a) Agreement and Plan of Merger, dated as of July 11, 1996, between Washington Federal and Metropolitan

      2(b) Agreement and Plan of Merger, dated as of July 11, 1996, between Washington Savings and Metropolitan Savings

     10(a) Stock Option Agreement, dated as of July 11, 1996, between Washington Federal (as grantee) and Metropolitan (as issuer)

     10(b) Stockholder Agreement, dated as of July 11, 1996, among Washington Federal and certain stockholders of Metropolitan

     20 Press Release issued on July 11, 1996 with respect to the Agreement






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